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                                                            EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

               We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74269) of Gymboree 401(k) Plan of our report dated June 9, 2000, with respect to the financial statements of the Gymboree 401(k) Plan included in this Annual Report on Form 11-K.




                                By /s/        MOHLER, NIXON & WILLIAMS
                                   ---------------------------------------------
                                              MOHLER, NIXON & WILLIAMS
                                              Accountancy Corporation

Campbell, California
June 26, 2000